SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant                                         [x]
Filed by a Party other than the Registrant                      [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                            NAPOLI ENTERPRISES, INC.
     -----------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[x]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(")(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                              801, Muncesti Street
                      MD-2029 Chisinau, Republic of Moldova
               (Address of principal executive offices)(Zip code)

                               011(373-22)41-40-81




                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To the Shareholders of Napoli Enterprises, Inc.:

     A Special Meeting of Shareholders of NAPOLI ENTERPRISES, INC. (the "Company") will be held at the law offices of Steven L. Siskind, Suite 403, 645 Fifth Avenue, New York, New York 10022 at 11:00 a.m., Eastern time, on September 22, 2004 for the following purposes:

     1.   To elect a Board of Directors for the ensuing year;

     2. To amend the Company's Articles of Incorporation to change the Company's name to Lion-Gri International, Inc.; and

     3. To transact such other business as may properly come before the meeting.

     All shareholders are invited to attend the meeting. Shareholders of record at the close of business on August 26,2004, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting. A complete list of shareholders entitled to notice of and to vote at the meeting will be open to examination by shareholders beginning 10 days prior to the meeting for any purpose germane to the meeting during normal business hours at the law offices of Steven L. Siskind, Suite 403, 645 Fifth Avenue, New York, New York 10022.

     Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope.

                                             By Order of the Board of Directors

                                             /s/ Gregory Sonic

                                             Gregory Sonic
                                             President and Chief Executive
                                             Officer

New York, New York
August 26, 2004



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






                            NAPOLI ENTERPRISES, INC.
                               801 Muncesti Street
                                MD-2029 Chisinau
                               Repbulic of Moldova

                               011(373-22)41-40-81

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

Solicitation and Revocability of Proxy

     This  proxy  statement  ("Proxy  Statement")  and  the  accompanying  proxy
("Proxy") is furnished in connection with the solicitation by the Board of Directors (the "Board") of Napoli Enterprises, Inc., a Colorado corporation (the "Company"), for use at a Special Meeting of Shareholders (the "Special Meeting")to be held at the law offices of Steven L. Siskind, Suite 403, 645 Fifth Avenue, New York, New York 10022 on September 26, 2004 at 11:00 a.m., Eastern Time, and for any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

     The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers, agents and employees of the Company, without extra remuneration, may also solicit proxies personally by telephone, telefax or other means of communication. In addition to mailing copies of this material to shareholders, the Company may request persons, and reimburse them for their expenses in connection therewith, who hold stock in their names or custody or in the names of nominees for others, to forward such material to those persons for whom they hold stock of the Company and to request their authority for execution of the proxies.

     A shareholder who has given a Proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, executing and delivering to the Company a letter dated Proxy reflecting contrary instructions or appearing at the Special Meeting and voting in person.

     The mailing address of the Company's principal executive office is 801 Muncesti Street, MD-2029 Chisinau, Republic of Moldava this office is 011 (373-22)41-40-81

Shares Outstanding, Voting Rights and Proxies

     Holders of shares of the Company's common stock, $.001 par value per share (the "Common Stock") of record at the close of business on August 26, 2004 (the "Record Date") are entitled to vote at the Special Meeting or any postponement or adjournment thereof. On the Record Date there were issued and outstanding 46,000,000 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote.

     The holders of a majority of the outstanding shares of the Company entitled to vote on the matters proposed herein, present in person or by Proxy, shall constitute a quorum at the Special Meeting. The approval of a majority of the outstanding shares of Common Stock present in person or represented by Proxy, assuming a quorum at the Special Meeting, is required for the adoption of the matters proposed herein.

     The form of Proxy solicited by the Board affords shareholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to, each matter to be acted upon at the Special Meeting. Shares of Common Stock represented by the Proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld. Where the solicited shareholder indicates a choice on the form of Proxy with respect to any matter to be acted upon, the shares will be voted as specified. Abstentions and broker non-votes will not have the effect of votes in opposition to a director or "against" any other proposal to be considered at the Special Meeting.

     The persons named as proxies are Steven L. Siskind and Veasti Ciumac. All shares of Common Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a Proxy, the shares of Common Stock represented by your Proxy will be voted FOR the Board's nominees for director and FOR the approval of Proposals 1 and 2 and in accordance with the Proxy holder's best judgment as to any other matters raised at the Special Meeting.

Dissenter's Rights

     Under Colorado law, shareholders are not entitled to dissenter's rights of appraisal on any proposal referred to herein.

     The approximate date on which this Proxy Statement and the accompanying form of Proxy are first being mailed to shareholders is August 26, 2004.


                    INFORMATION RELATING TO VARIOUS PROPOSALS

Information Concerning Directors

     At the time of the Special Meeting, the Board will consist of three incumbent members all of which are seeking to be elected at the Special Meeting, in each case to hold office until the next annual or special meeting of shareholders at which a new Board is elected and until their successors shall have been elected and qualified. It is intended that the accompanying Proxy will be voted in favor of the following persons to serve as directors, unless the shareholder indicates to the contrary on the Proxy.

     Gregory Sonic, Nelly Sonic and Vladamir Sonic who are incumbent directors, have been nominated by the Board for election as directors of the Company. All of the nominees have informed the Company that they are willing to serve, if elected, and management has no reason to believe that any of the nominees will be unavailable. In the event a nominee for director should become unavailable for election, the persons named in the Proxy will vote for the election of any other person who may be recommended and nominated by the Board for the office of director. The persons named in the accompanying Proxy intend to vote for the election as director of the nominees listed above. Information regarding directors is set forth below.

     The following table sets forth certain information with respect to each person who is currently a director and/or executive officer of the Company, as well as the persons nominated and recommended to be elected by the Board, and is based on the records of the Company and information furnished to it by the persons. Reference is made to "Security Ownership of Certain Beneficial Owners and Management" for information pertaining to stock ownership by each director and executive officer of the Company and the nominees.

Directors and Executive Officers

     The following table contains certain information with respect to the persons who are currently, or nominated to be, directors and executive officers of the Company.

Biographical Information

PRESIDENT AND CEO and Director
Gregory Sonic was born on July 22, 1956 in village Cioara (Hincesti region). In 1972, after finishing Cioara High School, entered the Chisinau Wine Industry and Viticulture College. In September 1975 he became a student at the Institute named by S.Lazo from Chisinau, which he finished in 1980. Since 1980 worked as assistant at the Technical Institute's cathedra of economic planning and organizing of the producing processes. From October 1981 until April 1983 has activated as the secretary of the Comsomol Comitet of the Refrigerators Factory from Chisinau. After that he started working as instructor of the propaganda and mass-culture Section activity of the CKSLM of Moldova. Between November 1984 and August 1987 worked as the first secretary of the Dnestr and October RK LK SM of Moldova. During the August 1985 - December 1990 period the was the first secretary of the Chisinau GK LK SM of Moldova.Since December 1990 he held the position of Director PKP "Modecs" from Chisinau for one year. Since 1991 he holds the post of the SP "Rabel" director and since 1997 -president of the "Lion Gri" Company. On July, 1999 by the decision of the Highest Interacademical Certificate Comision of the Ineracademical Union was awarded the scientific degree of Candidate of Economic Science -Diploma KA Nr.0246. Also in 1999 the Russian Academy of Natural Science chose him as Foreign Member of the Department "Noospher studies and technologies"

VICE-PRESIDENT and Director
Nelly Sonic, was born on July 14, 1961. After completing the high school Nr. 11 in Chisinau, entered the Chisinau Teachers' Training College. Graduated it in 1982 with specialization in Education and Mental Defects. In September 1982 started working as assistant secretary for the foreign section of Inturist; at the same time studied at the Higher School of Business, Marketing and

Management. In 1983 she took the position of Director of the National Museum of Wine History of Moldova. In 1985 she was assigned Manager of Assortment Laboratory by the Ministry of Agriculture and Winery and worked as such for 11 years. In 1991 became Assistant director of Grineva Ltd., and since 1997 she has worked as Vice-President of Lion-Gri company.

DIRECTOR
Vladimir Sonic, was born on January 18, 1959 in Cioara village (Hincesti region). In 1973, after finishing Cioara High School, entered the Chisinau Wine Industry and Viticulture College (specialty: food industry machinery and equipment) From 1977 to 1982 studied at the Chisinau Technical University. 1982
- September 1983: Mechanic at the Ivanovca wine factory of the Agricultural and Industrial Complex (AIC) in Hincesti region. 1983 - 1984: Technologist at viticulture with Sofiysky wine factory of Hincesti AIC. August, 1984 - June, 1998: Director of the Galbena wine factory in Hincesti region. July, 1998 - current: General Director of the Lion-Gri company.


Compliance with Section 16(a) of the Exchange Act.
--------------------------------------------------

     Gregory Sonic, Nelly Sonic and Vladimir Sonic, officers and directors of the Company, and beneficial owners of more than 10% of the Company's common stock, have each filed an Initial Statement of Beneficial ownership of Securities on Form 3 at the time they acquired their ownership in the Company's stock.


                             EXECUTIVE COMPENSATION

     None of the Company's officers and/or directors presently receives any compensation for their respective services rendered to the Company, nor have they received such compensation in the past. They all have agreed to act without compensation until authorized by the Board of Directors. As of the date of filing this report, none of the officers or directors is accruing any compensation pursuant to any agreement with the Company.

     No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by the Company for the benefit of its employees.


            SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Our records reflect that all reports which were required to be filed pursuant to Section 16 (A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") were filed on a timely basis. We are not aware of any failure to comply with Section 16 (A) by any of the Company's officers, directors, and 10% shareholders.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of the end of the Company's most recent fiscal year, the number of shares of Common Stock owned of record and beneficially by executive officers, directors and persons who hold 5.0% or more of the outstanding Common Stock of the Company. Also included are the shares held by all executive officers and directors as a group.

Name and                     Number of Shares              Percent of
Address                      Owned Beneficially            Class Owned
-------------------------------------------------------------------------

Gregory Sonic                     11,721,315                   25.5%
801 Muncesti Street
MD-2029, Chisinau, Moldova

Nelly Sonic                       11,376,568                   24.7%
801 Muncesti  Street
MD-2029, Chisinau, Moldova

Vladimir  Sonic                   11,376,568                   24.7%
801 Muncesti Street
MD-2029 Chisinau, Moldova

All officers and directors
as a group (3) persons *          34,474,451                   74.9%

*Gregory Sonic and Nelly Sonic are husband wife. Vladimir Sonic is the brother of Greg Sonic.


                              PROPOSALS FOR VOTING


Proposal 1:   ELECTION OF DIRECTORS

     The Board of Directors has nominated Gregory Sonic Nelly Sonic and Validmir Sonic for election as directors of the Company (collectively, the "Director Nominees").

Vote Required

     The approval of a majority of the shares of Common Stock present in person or represented by proxy, assuming a quorum of the holders of Common Stock at the Special Meeting, is required for election of the Director Nominees. Cumulative voting in the election of directors is not allowed.

     The Board of Directors recommends a vote FOR election to the Board of Directors of the Company for each of the Director Nominees.

Proposal 2:   Change of Corporate Name

     The Company's Board of Directors believes that, changing the Company's name to Lion-Gri International, Inc. is in the best interests of Napoli and its shareholders and more accurately describes the business of the Company as reflected in the name of it's operating subsidiary Lion-Gri, S.R.L.

3) The Board of Directors: recommends a vote for the change of corporate name to Lion-Gri, International, Inc.


                         FINANCIAL AND OTHER INOFRMAITON

     Reference is made to the financial statements and other information included in the Company's Annual Report on Form 10-KSB for the period ended December 31, 2003 (as filed with the Securities and Exchange Commission on April 16, 2004), which is incorporated herein by reference. A Copy of such report is included in this mailing. If you do not receive a coyp of such report, the Company undertakes to provide to you, without charge, upon a written or oral request by you and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of such report. Written requests for such report should be addressed to the Company % Steven L. Siskind Suite 403, 645 Fifth Avenue, New York, New York 10022. The telephone number is (212) 750-2002.


                                  OTHER MATTERS

     The Board is not aware of any other matter other than those set forth in this Proxy Statement that will be presented for action at the Special Meeting. If other matters properly come before the Special Meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.


















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






                            NAPOLI ENTERPRISES, INC.
                              801, Muncesti Street
                                MD-2029 Chisinau,
                               Republic of Moldova

                          PROXY SOLICITED BY MANAGEMENT
                          -----------------------------

          Special Meeting of Stockholders to be held September 26, 2004

THE UNDERSIGNED herby appoints Steven L. Siskind and Veasti Ciumac proxy with full power of substitution, to vote all shares of the undersigned at the Special Meeting of Stockholders of Napoli Enterprises, Inc. (the "Company") to be held at Suite 403, 645 Fifth Avenue, New York, New York on September 26, 2004 at 11:00 o'clock in the forenoon and adjournments thereof, upon the following matters:

     1. Election of Gregory Sonic, Nelly Sonic and Vladimir Sonic as directors to hold office until the next annual election of directors by shareholders or until their respective successors have been duly elected and shall have qualified;

     2. Amendment of the Company's Articles of Incorporation to change the Company's name to Lion-Gri International, Inc.

     3. To transact such other business as may properly come before the meeting.


                        PROPOSAL 1: ELECTION OF DIRECTORS

Each director elected at the special Meeting will hold office until a successor is elected and qualified at the next Annual Meeting, or until the director resigns, is removed or becomes disqualified. Unless marked otherwise, proxies received will be voted FOR the election of each of Gregory Sonic, Nelly Sonic and Vladimir Sonic.

            The Board of Directors Recommends Approval of Proposal 1

FOR (   )         AGAINST (   )         ABSTAIN (   )         [Check One]

Instructions:
To withhold authority to vote for any individual nominee(s) write that Nominee's name in the space provided below.
--------------------------------------------------------------------------------


-----------------------------



-----------------------------

PROPOSAL 2: AMENDING THE ARTICLES OF INCORORATION TO CHANGE THE COMPANY'S NAME TO LION-GRI INTERNATIONAL, INC.

The Board of Directors recommends the approval of proposal 2 to change the Company's name to Lion-Gri International, Inc.

FOR (   )         AGAINST (   )         ABSTAIN (   )         [Check One]

The shares represented hereby will be voted in accordance with the specifications of this proxy. If not otherwise specified, the Proxy is to be voted in favor of all four proposals. Attendance of the undersigned at the Special Meeting or any adjourned session thereof will not be deemed to revoke the Proxy unless the undersigned shall indicate at the meeting the intention of the undersigned shall indicate at the meeting the intention of the undersigned to vote said shares in person.

Dated:  September    2004



---------------------------                 -----------------------------
Name (Please print amount
of Shares)                                  Signature



---------------------------                 -----------------------------
Name (Please print amount
of Shares)                                  Signature

Please sign exactly as your shares are registered. For joint accounts, each co-owner should sign. When signing in a fiduciary representative capacity, please give your full title as such.

PLEASE FILL IN, DATE, SIGN AND RETURN THIS PROXY TO THE COMPANY IN THE ENCLOSED ENVELOPE.